UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brandywine Realty Trust was held on May 25, 2023. At the Annual Meeting, the Company’s shareholders voted on: (1) the election of seven trustees, each to serve for a term expiring at the 2024 annual meeting of shareholders and until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2023; (3) a non-binding, advisory vote regarding the compensation of our named executive officers; (4) a non-binding, advisory vote regarding the frequency of an advisory vote on Executive Compensation; and (5) adoption of the 2023 Long-Term Incentive Plan. The voting results on these proposals were as follows:

PROPOSAL 1. Election of Trustees to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
James C. Diggs	133,854,838	4,123,834	891,915	12,361,207
Reginald DesRoches	134,775,578	3,199,640	895,369	12,361,207
H. Richard Haverstick, Jr.	134,584,589	3,391,232	894,766	12,361,207
Terri Herubin	118,620,088	19,375,004	875,495	12,361,207
Joan Lau	137,253,809	1,428,456	188,322	12,361,207
Charles P. Pizzi	129,376,498	8,604,769	889,320	12,361,207
Gerard H. Sweeney	137,345,255	1,322,914	202,418	12,361,207
PROPOSAL 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for calendar year 2023.

Votes For	Votes Against	Abstentions
147,864,111	3,102,419	265,264

PROPOSAL 3. Advisory, non-binding vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,990,884	10,608,349	271,354	12,361,207
PROPOSAL 4. Advisory, non-binding vote on frequency of an advisory vote on Executive Compensation.

1 YEAR	2YEARS	3 YEARS	Abstentions	Broker Non-Votes
134,846,302	72,830	3,747,422	204,033	12,361,207

The Company has considered the shareholder vote regarding the frequency of shareholder advisory votes on the compensation of the named executive officers of the Company and intends to hold an advisory vote on the compensation of the named executive officers every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2029.

PROPOSAL 5. Adoption of the 2023 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,462,564	10,143,931	264,092	12,361,207

Item 9.01    Financial Statements and Exhibits

Exhibit	Description
10.1	Brandywine Realty Trust 2023 Long-Term Incentive Plan (incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2023).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: May 26, 2023